NYSE Symbol: ESE December 2005 Filtration/Fluid Flow RF Shielding and Test Communications

Forward-Looking Statement Filtration/Fluid Flow RF Shielding and Test Communications Statements regarding future events, the development of new products, future growth drivers, performance improvements, increases in shareholder value, future IOU contracts, the success of future investments, acquisitions efforts and cost reduction activities, the Company's future results and competitive positions, including sales growth, EBIT, EBIT Margin, EPS estimates and projections about the Company's performance, the impact of the Federal Energy Bill and other statements contained herein which are not strictly historical are considered "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of December 1, 2005 and the Company undertakes no duty to update. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: the timing and content of purchase order releases under the PG&E contract and the company's successful performance of the PG&E contract; weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; the availability of select acquisitions on acceptable terms; intellectual property rights; the success and timing of real estate sales; technical difficulties; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; material changes in the costs of certain raw materials; changes in laws and regulations including changes in accounting standards and taxation requirements; changes in foreign or U.S. business conditions affecting the distribution of foreign earnings; costs relating to environmental matters; litigation uncertainty; and the Company's successful execution of internal operating plans. 2

Today ESCO is... A Proven Supplier of Special Purpose Communications Systems Primarily for the Electric Utility Industry A Leading Provider of Engineered Filtration Products to the Health Care, Aerospace and Automotive Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products Spun-off in 1990 from Emerson 3

ESCO Products & Applications Test Filtration Communications 4

ESCO Business Profile - FY 2004 vs. 2005 RF Shielding & Test Communications Filtration East 26 33 41 RF Shielding & Test Communications Filtration East 28 32 40 $119.4M 28%% $171.7M 40% $138.0M 32% Fiscal 2005 Sales = $429.1M $137.8M 33% $173.9M 41% $110.4M 26% Fiscal 2004 Sales = $422.1M 5 RF Shielding & Test Communications Filtration

ESCO Served Markets - FY 2005 Utility Communications Health Care Defesne Aerospace Electronics Commercial Aerospace Automotive Products Consumer & Appliance Video Security Industrial East 29 15 12 10 7 11 7 4 5 West North Utility Communications 29% Health Care 15% Defense Aerospace 12% Electronics 10% Commercial Aerospace 7% Automotive Products 11% Consumer & Appliance 7% Video Security 4% Industrial 5% 6

Segment Profiles Filtration/Fluid Flow RF Shielding and Test Communications All are Technically Driven Industrial Businesses Customer and Solution Focused Expanding Through New Products and Internationally 7

Communications Segment TWACS(r) System 8

Communications Market Profile ESCO Addressable Market North American Automatic Meter Reading (AMR) ~ $5B 105 Million Meters 72% Investor Owned 15% Municipal 13% COOP Plus Developing Demand Side Management International Served Markets - Utility - Video Security Customer Base: COOPS 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 32 68 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 53 47 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales EBIT $38.8M 32% 53% 2005 CONTRIBUTION $138.0M 9 MUNICIPALS

Two-way Automatic Communications System TWACS(r) Power Line Based Fixed Network System Most Capable Proven System Available >175 North American Utilities, ~9M End Points - Ordered or Installed Can be Deployed System-wide Versatility / Value-Added Features Time of Use Outage Mapping Remote Disconnect Two-way Load Control Incorporates Patented Proprietary Technology 10

Communications Growth Drivers Industry Utilities Focus Cost - Meter Reading - Theft - Call Center Customer Service - Billing Accuracy - Call Center Responsiveness - Outage Restoration Advanced Metering - Demand Response Real time pricing Critical peak pricing ESCO Existing Product Attributes (Two Way, Scalability, No Exposed Infrastructure, 100% Coverage) Investment in New Product Features / Further Differentiation Acquisitions Energy Data Management Direct Access to Water and Gas Regulatory Federal Energy Bill 11

Filtration Segment 12

Filtration Segment ESCO Addressable Market ~$4B Served Markets: Liquid Only - Health Care - Automotive - Consumer & Appl. - Aerospace Broad Blue Chip Customer Base: 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 30 70 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales EBIT $22.4M 30% 2005 CONTRIBUTION $171.7M 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 40 60 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 40% 13

Filtration Growth Drivers Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support Medical Devices Aerospace Fuel Delivery Served Market Growth: GDP+ New Products Health Care (Medical Components/Drug Delivery) Micro-Propulsion Devices Acquisitions Aerospace Drop-In Medical Devices 14

RF Shielding & Test Segment 15

RF Shielding & Test Market Profile ESCO Addressable Market ~ $500M Served Markets Wireless - Health Care Electronics - Acoustics Aerospace - Automotive Broad Blue Chip Customer Base: 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 28 72 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 17 83 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales EBIT $12.2M 28% 17% 2005 CONTRIBUTION $119.4M 16

RF Shielding & Test ESCO is the global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products. Growth Drivers Proliferation of Wireless Devices MRI International Government Security Acoustics Calibration Services 17

ESCO Strategy Filtration/Fluid Flow RF Shielding and Test Communications 18

ESCO Strategy ESCO will increase Shareholder Value through Continued Investment in New Products Selective Acquisitions Ongoing Performance Improvement Actions Supported by A Strong Balance Sheet - AND - Management Team whose Interests are Strongly Aligned with the Shareholders 19

Investments in New Products and Technologies Expenditures on new product development and engineering are typically 7-8% of sales New antennas for measuring EMC in frequency spectrum over 1GHz Needleless access devices Remote Disconnect Switch Interbase (DSI) option on TWACS Investments in New Products and Technologies (r) 20

ESCO Acquisitions Acquisition Characteristics: Existing Segments Competitors or Line Extensions Drop-in or Core Technology Expansion Focus Communications Extend Our Advanced Metering Offerings Filtration and Test Extend Product Offering Leverage Fixed Costs Enhance Competitive Position 21

ESCO Performance Improvement Actions Recent Initiatives MicroSep Divestiture - '04 P.R. Plant - 110,000 sq. ft. reduction, Relocation to Juarez Mexico (Filtertek) - '04 Structured Material Cost Reduction Initiative - '05 Key Element of ESCO Culture 22

Balance Sheet 23

Shareholder Alignment Executive Equity Ownership Program Outright Ownership of 3X & 5X Total Cash Compensation Stock Sales for Diversification Allowed/Encouraged Beyond Required Ownership Levels Board of Directors Ownership Program 5X Retainer Stock Option Incentive Program (Approx. 200 Management Participants) Economic Profit Improvement is an Incentive Compensation Component Corporate Governance ISS Corporate Governance Quotient 81.9 (11/1/05 Update) Rated higher than 81.9% of companies in the Russell 3000 24

Financials Filtration/Fluid Flow RF Shielding and Test Communications 25

Financial Goals ESCO 5 Year View Sales Growth > 10% CAGR EBIT Margin > 18% EPS Growth > 15% CAGR 26

FY 2005 Segment Performance 27

FY 2005 Entered Orders and Backlog 28

The Way Forward Committed to $3.00 per share in '09 Growth in Communications: Advanced Metering New Products in Filtration Extend our Reach in Test Selective Acquisitions Continue to Aggressively work our Cost and Improve our Competitive Position Committed to $3.00 per share in '09 29

Appendix A Filtration/Fluid Flow RF Shielding and Test Communications Reconciliation of Non-GAAP Financial Measures 30

Reconciliation of Non-GAAP Financial Measures FY 2005 ($M) Note: EBIT Margin greater than or equal to 18% in ESCO's Financial Goals Section cannot be reconciled with a GAAP measure as this represents a forward looking financial measure with no comparable GAAP measurement quantifiable at this time. EBIT margin is calculated as EBIT divided by Net Sales. EBIT is calculated as earnings before interest and taxes. 31

Filtration/Fluid Flow RF Shielding and Test Communications 32